PROXY


                                              FINANCIAL INTRANET, INC.
                                                  116 RADIO CIRCLE
                                             MT. KISCO, NEW YORK 10549

                                     Notice of Special Meeting of Stockholders


To our Stockholders:

     A Special Meeting of Stockholders of Financial Intranet, Inc., a Nevada corporation (the "Corporation" or "Company"), will be held on December 14, 2000, at 7:30 a.m. local time, at 90 Grove Street, Ridgefield, Connecticut 06877, to consider and act upon the following sole matter. A proxy card for your use in voting on these matters is also enclosed.

     1. Approving an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 500,000,000 as recommended by the Board of Directors.

     All stockholders of record at the close of business on November 16, 2000 are entitled to notice of and to vote at the meeting.

Dated:  November 20, 2000

                                            By Order of the Board of Directors


                                             Michael Sheppard
                                            President
__________________________________________________________

     Your Proxy is important no matter how many shares you own. Please mark your vote, fill in the date, sign and mail it today in the accompanying self-addressed envelope which requires no postage if mailed in the United States.

                                          SPECIAL MEETING OF STOCKHOLDERS
                                                         OF

                                              FINANCIAL INTRANET, INC.

                                                  December 14, 2000
                                                 _________________

                                                  PROXY STATEMENT
                                                 _________________

                                                GENERAL INFORMATION


Proxy Solicitation

     This Proxy Statement is furnished to the holders of Common Stock, $.001 par value per share ("Common Stock") of Financial Intranet, Inc. ("Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at a Special Meeting of Stockholders ("Special Meeting") to be held on December 14, 2000, or at any continuation or adjournment thereof, pursuant to the accompanying Notice of a Special Meeting of Stockholders. The purpose of the meeting and the matter to be acted upon are set forth in the accompanying Notice of Special Meeting of Stockholders.

     Proxies for use at the meeting will be mailed to stockholders on or about November 20, 2000 and will be solicited chiefly by mail, but additional solicitation may be made by telephone, telegram or other means of telecommunications by directors, officers, consultants or regular employees of the Company. The Company may enlist the assistance of brokerage houses, fiduciaries, custodians and other like parties in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing the proxy material, will be borne by the Company.

Revocability and Voting of Proxy

     A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote "FOR" the increase of the number of authorized shares of Common Stock as described in Proposal No. 1, "FOR" an amendment to Article FOURTH of the Company's Certificate of Incorporation to increase of the number of authorized shares of Common Stock, $.001 par value, from 100,000,000 to 500,000,000. Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Special Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated.

Record Date and Voting Rights

     Only stockholders of record at the close of business on November 16, 2000 are entitled to notice of and to vote at the Annual Meeting or any continuation or adjournment thereof. On that date there were 85,146,166 shares of the Company's Common Stock outstanding. Each share of Common Stock is entitled to one vote per share. Any share of Common Stock held of record on November 16, 2000 shall be assumed, by the Board of Directors, to be owned beneficially by the record holder thereof for the period shown on the Company's stockholder records. The affirmative vote of stockholders owning a majority of the outstanding shares of Common Stock is required to approve an amendment to the Company's Articles of Incorporation to authorize the increase of the number of authorized shares of Common Stock, $.001 par value, from 100,000,000 to 500,000,000.

     Directors and officers of the Company and certain other Shareholders holding approximately 47.30% of the outstanding Common Stock of the Company held of record on November 16, 2000 intend to vote "FOR" approval of an amendment to the Company's Articles of Incorporation to authorize the increase the number of authorized shares of Common Stock.

                                                   PROPOSAL NO. 1


TO AMEND ARTICLE FOURTH OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors of the Company has unanimously adopted, subject to stockholder approval, a resolution to amend Article FOURTH of the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, $.001 par value, from 100,000,000 to 500,000,000.

     The resolution approved by the Board of Directors amending the second sentence of Article FOURTH is as follows:

     "The total shares of stock which the Corporation shall be authorized to issue shall include 500,000,000 shares of Common Stock with a par value per share of $.001."

     While the Board of Directors has not made any other specific arrangements which contemplate the issuance of additional shares of Common Stock, the Board deems it advisable to authorize for issuance a sufficient number of shares of Common Stock for proper corporate purposes and to enable the Company to take advantage of favorable opportunities which may arise in the future. At such time as the Company determines to issue additional shares of Common Stock, the purpose of such issuance and the nature of any consideration that may be received therefor will be determined without further authorization or action by stockholders. The issuance of any additional shares of Common Stock may result in a dilution of the voting power of the holders of outstanding shares of Common Stock and their equity interest in the Company. Holders of Common Stock do not have pre-emptive rights. Although not intended as an anti-takeover device, issuing additional shares of Common Stick could impede a non-negotiated acquisition of the Company by diluting the ownership interests of a substantial shareholder, increasing the total amount of consideration necessary for a person to obtain control of the Company or increasing the voting power of friendly third parties

     Approval of the amendment to Article FOURTH of the Company's Certificate of Incorporation requires the affirmative vote of holders of a majority of the Company's outstanding Common Stock.

     The Board of Directors recommends that the stockholders vote "FOR" approval of this Proposal No.1.



                                                              BY ORDER OF
                                                         THE BOARD OF DIRECTORS


                                                              MICHAEL SHEPPARD
                                            President and Chairman of the Board

Mt. Kisco, New York
November 20, 2000

                                    SPECIAL MEETING OF STOCKHOLDERS
                                             FINANCIAL INTRANET, INC.

                                                     P R O X Y

                  This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Michael Sheppard as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the shares of the common stock of Financial Intranet, Inc. held of record by the undersigned on November 16, 2000, at a Special Meeting of Stockholders to be held on December 14, 2000, or any adjournment thereof.

     1. APPROVAL OF AN AMENDMENT TO ARTICLE FOURTH OF THE COMPAN S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, $.001 PAR VALUE, FROM 100,000,000 TO 500,000,000.

                           FOR [  ]          AGAINST [  ]      ABSTAIN  [  ]


     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.


     Please sign name exactly as appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                 Dated:                  , 2000

                                                   __________________
                                                     Signature


                                                     Signature, if held jointly



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED ENVELOPE


     If you have had a change of address, please print or type your new address(s) on the line below.

___________________________

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